SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 10, 1996



                            LIFE PARTNERS GROUP, INC.

                             State of Incorporation:
                                    Delaware


         Commission File Number                      IRS Employer Id. Number
              No. 1-11195                                No. 75-2301836

                     Address of Principal Executive Offices:
                              7887 Belleview Avenue
                            Englewood, Colorado 80111

                                  Telephone No.
                                 (303) 779-1111


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                   LIFE PARTNERS GROUP, INC. AND SUBSIDIARIES




ITEM 5.  OTHER EVENTS.

     Attached as Exhibit 99.1 is the pro forma condensed consolidated statement of operations of Life Partners Group, Inc. and its subsidiaries (collectively "Life Partners") for the year ended December 31, 1995, giving pro forma effect to the acquisition of Lamar Financial Group, Inc. and its subsidiaries (collectively "Lamar") as described in the notes accompanying such pro forma consolidated statement of operations.

     The pro forma financial statement presented herein is not necessarily indicative of what the results of operations actually would have been if the acquisition of Lamar had occurred at the date indicated. Furthermore, the pro forma financial statement is not intended to be indicative of Life Partners' future results of operations and should be read in conjunction with historical consolidated financial statements and the related notes thereto included in Life Partners' Form 10-K for the year ended December 31, 1995.


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                   LIFE PARTNERS GROUP, INC. AND SUBSIDIARIES





ITEM 7(c).      EXHIBIT.



99.1 Pro forma Condensed Consolidated Financial Statement of Life Partners Group, Inc. and Subsidiaries





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                   LIFE PARTNERS GROUP, INC. AND SUBSIDIARIES




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 10, 1996

                                  LIFE PARTNERS GROUP, INC.




                                  By:/s/DONALD CAMPBELL
                                     ------------------------------
                                     Donald Campbell
                                     Executive Vice President &
                                       General Counsel

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